UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed September 15, 2014, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 9.01.                      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.  The following audited financial statements for the Hampton Inn & Suites Austin – Downtown/ Convention Center are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Hampton Inn & Suites Austin – Downtown/ Convention Center:

Report of Independent Auditors;

Balance Sheets as of December 31, 2013 and June 30, 2014 (unaudited)

Statements of Comprehensive Income for the year ended December 31, 2013 and the six months ended June 30, 2014 and 2013 (unaudited);

Statements of Owners’ Equity in the Hotel for the year ended December 31, 2013 and the six months ended June 30, 2014 (unaudited);

Statements of Cash Flows for the year ended December 31, 2013 and the six months ended June 30, 2014 and 2013 (unaudited);

Notes to Financial Statements.

(b) Pro forma financial information.  The following unaudited pro forma financial information for the Company is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 and the six months ended June 30, 2014;

Notes to Unaudited Pro Forma Financial Information.

(d) Exhibits

23.1	Consent of Ernst & Young, LLP
99.1	Financial Statements for the Hampton Inn & Suites Austin – Downtown/ Convention Center
99.2	Unaudited Pro Forma Financial Information for Summit Hotel Properties, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Name: Christopher R. Eng
Dated: November 25, 2014	Title: Senior Vice President, General Counsel, Chief Risk Officer and Secretary